UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 7, 2015

Manhattan Bridge Capital, Inc.

(Exact Name of Registrant as Specified in Charter)

New York	000-25991	11-3474831
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Cutter Mill Road, Great Neck, NY	11021
(Address of Principal Executive Offices)	(Zip Code)

(516) 444-3400
(Registrant’s telephone number, including area code)

Not applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.07. Submission of Matters to Vote of Security Holders.

On July 7, 2015, Manhattan Bridge Capital, Inc (the “Company”) held its 2015 Annual Meeting of Stockholders (the “Meeting”). At the Meeting, stockholders:

•	Re-elected all the incumbent directors to serve until the next annual meeting of stockholders and their successors are elected and qualified (the “Election of Directors”);

•	Adopted the advisory approval of the the appointment of Hoberman & Lesser, LLP as the Company’s independent auditors for the 2015 fiscal year (the “Advisory Approval of Auditors”).

The specific votes with respect to aforementioned were as follows:

1.	The Election of Directors:

NAME	VOTES		BROKER NON-VOTES
	FOR	WITHHELD
Assaf Ran	3,230,388	26,980	2,101,055
Michael J. Jackson	3,212,016	45,352	2,101,055
Eran Goldshmit	3,209,766	47,602	2,101,055
Mark Alhadeff	3,230,453	26,915	2,101,055
Lyron Bentovim	3,194,359	63,009	2,101,055

2.	Advisory Approval of Auditors:

VOTES
FOR	AGAINST	ABSTAIN
5,326,990	28,080	3,353

* * * * *

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MANHATTAN BRIDGE CAPITAL, INC.

Dated: July 7, 2015	By: /s/ Assaf Ran
Name: Assaf Ran
Title: President and Chief Executive Officer

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